Consulting Agreement

This consulting agreement (the “Agreement”) dated this 18th day of February, 2016 by and between:

1. HCi Viocare, a company incorporated pursuant to the laws of the State of Nevada, U.S.A., having an office at Kintyre House, 209 Govan Road, Glasgow, Scotland, UK G51 1HJ, with company registration number E0214052007-4 (hereinafter referred to as “The Company”) and

2. Andrianos Xydis son of Demetrios, resident of 146-148 Avidou st., Zografou Attica, Greece, holder of the National Identity Card No. S 624587, issued on 30.10.1998 by P.D. of Zografou, Attica, Greece, (hereinafter referred to as “The Consultant”).
Recitals

I. The Company is in the business of healthcare and wishes to expand its business and develop a Prosthetic and Orthotics Clinics project (“Project”). As per this Project, The Company wishes to establish Prosthetics and Orthotics clinics in the region of Middle East and specifically in the Kingdom of Saudi Arabia. The Company wishes to obtain consulting services from The Consultant as more particularly described herein (“Scope of Services and Manner of Performance”).

II. The Consultant is in the business of providing such consulting services and has agreed to provide the services under the terms and conditions set forth in this Agreement.

Now, therefore, in consideration of the faithful performance of the obligations set forth herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, The Consultant and The Company hereby agree as follows:
Terms

1.           Scope of Services.  The Consultant shall provide consulting services to The Company for the development of the Project, pertaining the expansion of its business and the establishment of Prosthetics and Orthotics clinics in the region of the Middle East and specifically in Saudi Arabia.

2.           Manner of performance.  The Consultant shall provide consulting services for The Company and shall introduce The Company to the healthcare market of the Middle East and specifically in market of Saudi Arabia. The time, place and manner of performance of the services hereunder, including the amount of time allocated by The Consultant, shall be determined at the sole discretion of The Consultant.

3.           Status of Consultant.  The Consultant shall act as an independent consultant and not as an agent or employee of The Company and The Consultant shall make no representation as an agent or employee of The Company. The Consultant shall furnish and be responsible for all costs related to this Agreement which shall be related to the services provided by The Consultant. The Consultant shall have no authority to bind The Company or incur other obligations on behalf of The Company. Likewise, The Company shall have no authority to bind or incur obligations on behalf of The Consultant.

4.           Confidentiality Agreement.  In the event The Company discloses information to The Consultant that The Company considers to be secret, proprietary or non-public it shall notify The Consultant. The Consultant agrees to hold said information in confidence. Proprietary information shall be used by The Consultant only in connection with services rendered under this Agreement. Proprietary information shall not be deemed to include information that is in or becomes in the public domain without violation of this Agreement by The Company, or is rightfully received from a third entity having no obligation to The Company and without violation of this Agreement.  In reciprocal, The Company agrees to hold confidential all trade secrets of and methods employed by The Consultant in fulfillment of services rendered.

5.           Indemnification.  The Company and The Consultant mutually agree that they shall at all times abide by all of the regulations of the respective jurisdictions in which they perform their services.  The Company agrees to indemnify and hold harmless The Consultant against any losses, claims, damages, liabilities and/or expenses (including any legal or other expenses reasonably incurred in investigating or defending any action or claim in respect thereof) to which The Consultant may become subject to, because of the actions of The Company or its agents. Likewise, The Consultant agrees to indemnify and hold harmless The Company against any losses, claims, damages, liabilities and/or expenses (including any legal or other expenses reasonably incurred in investigating or defending any action or claim in respect thereof) to which The Company may become subject to, because of the actions of The Consultant or its agents.

6.           Conflict of Interest.  The Consultant shall be free to perform services for other persons. The Consultant shall notify The Company of its performance of consulting services for any other Company that could conflict with its obligations under this Agreement.

7.           Term.  The term of this Agreement shall be for a time period of six (6) months, starting on 18.02.2016 and ending on 18.08.2016 or upon written notice by either party to the other of their intent to terminate the Agreement. Commitment shall begin upon execution, by both parties, of this Agreement. Upon mutual agreement in writing the parties may renew or extend this Agreement.

8.           Remuneration. The Company shall remunerate The Consultant for the provision of its services under this Agreement with two hundred thousand (200,000) restricted shares of the common stock (the “Compensation Shares”), to be issued within thirty (30) days from the enforcement of this Agreement on 18.02.2016.

9.           Securities Law.  The issuance and sale of the Compensation Shares to The Consultant will be made in reliance on an exemption from the registration requirements contained in Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”).  The Company reserves the right to request from The Consultant any additional certificates or representations required to establish an exemption from applicable securities legislation prior to the issuance of any Compensation Shares.

The certificates representing the Compensation Shares to be issued to The Consultant will be affixed with the following legends describing such restrictions:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

The Consultant represents and warrants that at the time of entry into this Agreement and on the date of the issuance of any Compensation Shares that:

•
The Consultant understands and agrees none of the Compensation Shares have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and foreign securities laws;

•
The Consultant is not a U.S. Person (as such term is defined in Regulation S of the 1933 Act) and is not acquiring the Compensation Shares for the account or benefit of, directly or indirectly, any U.S. Person and is outside the United States when receiving and executing this Agreement;

•
The Consultant understands and agrees that offers and sales of any of the Compensation Shares prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and federal securities laws;

•
The Consultant acknowledges that it has not acquired the Compensation Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Compensation Shares; provided, however, that The Consultant may sell or otherwise dispose of any of the Compensation Shares pursuant to registration of any of the Compensation Shares pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein; and

•
hedging transactions involving the Compensation Shares may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws.

10.           Severability.  This Agreement may be dissolved at any time provided that a 30 - day prior written notice is duly serviced to the other party. In the event any part of this Agreement shall be held to be invalid by any competent court or arbitration panel, this Agreement shall be interpreted as if only that part is invalid and that the parties to this Agreement will continue to execute the rest of this Agreement to the best of their abilities unless both parties mutually consent to the cancellation of this Agreement.

11.           No modification – assignment. All terms of this Agreement are considered substantial, valid and in force. No modifications of this Agreement shall be enforceable unless said modification is in writing and signed by both The Consultant and The Company. This Agreement is not assignable by either party without the prior written consent of the other.

12.          Governing law and jurisdiction. This Agreement is construed and shall be interpreted in accordance with the laws of the State of Nevada, U.S.A. The parties hereby irrevocably submit to the exclusive jurisdiction of the courts of Nevada, for any dispute arising out of this Agreement and/or its performance.

In witness hereof The Consultant and The Company have caused this Agreement to be executed as below.

The Company

___________________
HCi Viocare
By: Sotirios Leontaritis
Title: Director
I hereby certify that I agree to the terms of the consulting agreement above and am authorized to enter into this consulting agreement.

The Consultant

________________
Andrianos Xydis
I hereby certify that I agree to the terms of the consulting agreement above and am authorized to enter into this consulting agreement.